Related Party	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related Party

6. Related Party

During the year ended December 31, 2023, the Company issued 75,000 stock options to its Chief Financial Officer for services rendered.

During the year ended December 31, 2021, the Company issued 29,286 common stock options to related parties for services rendered. The options have an original life of 10 years and vest over different periods for up to 24 months. During the years ended December 31, 2023 and 2022, the Company recognized $1,707 and $1,803, respectively of stock-based compensation related to these options.

At various times in 2021, the Company entered into unsecured short term loan agreements with a related party for an aggregate principal balance of $49,000, each with a one-year maturity date, accruing interest at 5% and imputing an additional 1% interest. The full amount of the loans and interest was repaid in 2022.